UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2006

JOHN H. HARLAND COMPANY
(Exact name of registrant as specified in its charter)

Georgia	1-06352	58-0278260
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2939 Miller Road
Decatur, Georgia	30035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (770) 981-9460

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

On December 20, 2006, John H. Harland Company distributed via email the employee communications attached hereto as Exhibit 99.1 and Exhibit 99.2 which are incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(d) Exhibits.

99.1                           Memorandum, dated December 20, 2006, from Tim Tuff to all employees.

99.2                           Employee Q&A distributed on December 20, 2006.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN H. HARLAND COMPANY
(Registrant)
Date: December 20, 2006
	By:	/s/ Philip A. Theodore
Philip A. Theodore
Senior Vice President and
General Counsel

Exhibit Index

99.1                           Memorandum, dated December 20, 2006, from Tim Tuff to all employees.

99.2         Employee Q&A distributed on December 20, 2006.